UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2013

CEMPRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35405	45-4440364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

6340 Quadrangle Drive, Suite 100, Chapel Hill, NC	27517
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 313-6601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 13, 2013, we issued a press release announcing our intention to offer, subject to market and other conditions, shares of our common stock in an underwritten public offering pursuant to our existing shelf registration statement. Barclays, Stifel and Cowen and Company are acting as joint book-running managers for the offering. We intend to grant the underwriters a 30-day option to purchase up to an additional 15% of the shares sold in the public offering to cover over-allotments, if any. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on June 13, 2013 we issued a press release reporting guidance on our planned clinical program for solithromycin for community-acquired bacterial pneumonia. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated, June 13, 2013 regarding the launch of a public offering.

99.2	Press release dated, June 13, 2013 regarding the solithromycin clinical program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMPRA, INC.

Date: June 13, 2013	/s/ Mark W. Hahn
Mark W. Hahn, Chief Financial Officer